Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Health Advance Inc. (the “Company”), on Form 10-Q for the period ended October 31, 2016, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Jordan Starkman, President and Chief Excecutive Office and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended October 31, 2016, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the period ended October 31, 2016, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 14, 2016	By:	/s/ Jordan Starkman
Jordan Starkman
President and Chief Excecutive Officer, Chief Financial Officer